Exhibit 10.10.6

FIFTH AMENDMENT TO CODE SHARE

AND REVENUE SHARING AGREEMENT

THIS FIFTH AMENDMENT TO CODE SHARE AND REVENUE SHARING AGREEMENT (“Fifth Amendment”) is made and entered into as of January 28, 2005 (the “Effective Date”), among AMERICA WEST AIRLINES, INC., a Delaware corporation (“AWA”), MESA AIRLINES, INC., a Nevada corporation (“Mesa”), AIR MIDWEST, INC., a Kansas corporation (“AM”), and FREEDOM AIRLINES, INC., a Nevada corporation (“Freedom”). Mesa, AM and Freedom are referred to collectively as the “Mesa Group”.

RECITALS:

A.        AWA and the Mesa Group are parties to that certain Code Share and Revenue Sharing Agreement, dated to be effective February 1, 2001, as amended by that certain First Amendment to Code Share and Revenue Sharing Agreement, dated to be effective April 27, 2001, that certain Second Amendment to Code Share and Revenue Sharing Agreement, dated to be effective October 24, 2002 (“Second Amendment”), that certain Third Amendment to Code Share and Revenue Sharing Agreement, dated to be effective January 29, 2003 (“Third Amendment”), and that certain Fourth Amendment to Code Share and Revenue Sharing Agreement and Release, dated to be effective September 5, 2003 (collectively, the “Code Share Agreement”). All capitalized terms used herein, but not otherwise defined herein, shall have the meanings given to such terms in the Code Share Agreement.

B.        The Code Share Agreement requires the Mesa Group to provide certain Flight Services for AWA, pursuant to the terms and conditions of the Code Share Agreement.

C.        The Mesa Group and AWA desire to amend the Code Share Agreement pursuant to the terms and conditions of this Fifth Amendment.

D.        The Mesa Group and AWA desire to terminate certain Subcontracting of Services and allow for Subcontracting of Services under limited circumstances.

NOW, THEREFORE, in consideration of the promises, covenants, representations and warranties hereinafter set forth, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, AWA and the Mesa Group agree as set forth below.

AMENDMENTS:

1.	The parties agree that Section 2.2.2(b) of the Code Share Agreement is amended in its entirety as follows:

(b) AWA shall have the options to expand the CRJ Fleet from the Option Aircraft. On or before each option “Exercise Date” (as set forth on Exhibit A). AW A, by written notice to Mesa (the “Option Notice”), shall have the option to require Mesa to increase the CRJ Subfleet by the addition of the applicable CRJ Aircraft (as set forth on Exhibit A) in the applicable “In Service Months” (as set for on Exhibit A) (each, a “Fleet Expansion Option”). Each Option Notice shall specify whether AWA is selecting either a CRJ Model 700 or 900. If the Option Notice does not specify the CRJ Model, then AWA shall be deemed to have selected a CRJ Model 900. The Fleet Expansion Options are separate and individual options and may be exercised or not exercised on a separate and individual basis. If AWA does not exercise a Fleet Expansion Option timely, then the applicable Option Aircraft shall not be added to the CRJ Subfleet and shall not be placed into Flight Services. The Aircraft that are the subject of each exercise of a Fleet Expansion Option shall be added to the Fleet by Mesa in the applicable In Service Months. Mesa shall provide AWA with at least 90 days prior written notice of the week each Option Aircraft will be placed into Flight Service under this Agreement and at least 60 days’ prior written notice of the Scheduled Delivery Date for each Option Aircraft that is the subject of each exercised Fleet Expansion Option.

2.	The parties agree that Section 8.1 of the Code Share Agreement is amended in its entirety as follows:

Term. The term of this Agreement (the “Term”) commences on the Effective Date retroactive to the Contract Date (the “Commencement Date”) and shall expire at 11:59 p.m., Phoenix time, on June 30, 2012 (“Expiration Date”), unless earlier terminated as provided in this Agreement. Notwithstanding the foregoing to the contrary, if any of the Option Aircraft is added to the CRJ Subfleet pursuant to Section 2.2.2(b), then the Expiration Date shall be extended to 11:59 p.m., Phoenix time, on the date eight (8) years after the last day of the In Service Month (as set forth on Exhibit A) for the last Option Aircraft added to the CRJ Subfleet. By way of example, if AWA adds the Option Aircraft with the December 2006 In Service Month and does not add any of the remaining seven Option Aircraft from January 2007 through July 2007, the Expiration Date shall be extended to 11:59 p.m., Phoenix time, on December 31, 2014. AWA, by written notice to Mesa at least 180 days prior to the Expiration Date, may further extend the Expiration Date for two years, expiring at 11:59 p.m., Phoenix time, on either (i) June 30, 2014; or (ii) the date ten (10) years after the last day of the In Service Month for the last Option Aircraft added to the CRJ Subfleet, if applicable. Unless AWA does not exercise any of the Fleet Expansion Options, Mesa and AWA shall execute an amendment to this Section 8.1 following the Exercise Date for the last Option Aircraft specifying the revised Expiration Date.

3.	The parties agree that the second page of Exhibit A of the Code Share Agreement is amended in its entirety as set forth in Exhibit 1 to this Fifth Amendment.

AGREEMENTS:

4.	900 Election Notice. Mesa acknowledges: (i) receipt of AWA’s 900 Election Notice dated April 29, 2004, rejecting the twelve (12) CRJ Model 900s pursuant to Section 2.2.5(e) of the Code Share Agreement; and (ii) as a result thereof, the twelve (12) CRJ Model 900s scheduled to be delivered into Flight Services from April 2005 to November 2005, pursuant to the Delivery Schedule, will not be added to the CRJ Subfleet and will not be placed into Flight Services.

5.	Termination of Consent to Subcontracting. AWA and the Mesa Group agree that AWA’s consent to subcontracting granted to both Freedom and AM pursuant to the Code Share Agreement is terminated, except as set forth in Section 6 below. Notwithstanding the preceding sentence, (i) Freedom’s assumption relating to the CRJ 700 Services (as set forth in Section 2 of the Second Amendment) and relating to the CRJ 900 Services (as set forth in Section 2 of the Third Amendment) shall remain in effect for all CRJ 700 Services and CRJ 900 Services previously provided by Freedom pursuant to the Code Share Agreement and (ii) AM’s assumption relating to the AM Services shall remain in effect for all AM Services previously provided by AM pursuant to the Code Share Agreement. AM confirms and acknowledges that for all AM Services previously provided by AM pursuant to the Code Share Agreement, AM assumed and agreed to be bound by all of the liabilities, obligations, and duties of Mesa applicable to the AM Services. Nothing in this Section 5 shall prohibit Mesa, after the Effective Date of this Fifth Amendment, from seeking AWA’s consent for the Subcontracting of Services pursuant to Section 2.1 of the Code Share Agreement.

6.	Consent to Subcontracting for Beech 1900s. The consent to subcontracting granted to AM and Freedom shall remain in effect only for the limited circumstance in which irregular operations make a Flight for which a Dash 8 Aircraft is scheduled to be used by Mesa subject to cancellation (“Swap Flight”), and AM or Freedom is available to provide Flight Services for the Swap Flight (and avoid cancellation of the Swap Flight) using a Beech 1900 Aircraft. For such Swap Flights, Freedom and AM assume and agree to discharge, perform, and satisfy on behalf of Mesa all the obligations, liabilities and duties of Mesa under the Code Share Agreement relating to the provision of these Flight Services, in the time and manner required by the Code Share Agreement, to the same extent Mesa is required to perform and satisfy such obligations, liabilities and duties under the Code Share Agreement. AWA shall make payments for the Swap Flights to Mesa for negotiated activity costs for the Beech 1900 Aircraft, which shall include de-icing expenses (if any), fuel costs, landing fees, security outside AWA Service locations (if any), the B1900 station cost per departure (as set forth in Exhibit B to the Code Share Agreement), the Beech 1900 flight crew cost per block hour and dispatcher cost per departure (as set forth in Exhibit C to the Code Share Agreement), and the Beech 1900 maintenance cost per block hour and maintenance cost per departure (as set forth in Exhibit D to the Code Share Agreement). Payments for the Swap Flights shall not include any fixed monthly costs relating to the Beech 1900 Aircraft.

7.	Effect. Except as set forth in this Fifth Amendment, all of the terms and conditions of the Code Share Agreement shall remain in full force and effect and be applicable to this Fifth Amendment.

8.	Counterparts. This Fifth Amendment may be executed in counterparts, all of which when taken together shall be one and the same document.

9.	Entire Agreement. This Fifth Amendment constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior understandings with respect thereto.

[signatures appear on next page]

AMERICA WEST AIRLINES, INC.

By:
Name:
Title:

MESA AIRLINES, INC.

By:
Name:
Title:

FREEDOM AIRLINES, INC.

By:
Name:
Title:

AIR MIDWEST, INC.

By:
Name:
Title:

Exhibit 1

EXHIBIT A

OPTION CRJ-700/900

DELIVERY SCHEDULE

Option CRJ- 7/900
Nov-05
Dec-05
Jan-06
Feb-06
Mar-06
Apr-06
May-06
*Jun-06	[***]
*Jul-06	[***]
*Aug-06	[***]
Sep-06	[***]
Oct-06	[***]
Nov-06	[***]
Dec-06	[***]
Jan-07	[***]
Feb-07	[***]
Mar-07	[***]
Apr-07	[***]
May-07	[***]
Jun-07	[***]
Jul-07	[***]

Totals	[***]

  Note: [***]

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